UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2018

TROPICANA ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53831	27-0540158
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8345 W. Sunset Road, Suite 300, Las Vegas, Nevada 89113

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (702) 589-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

On May 15, 2018, Tropicana Entertainment Inc. (the “Company”) issued a press release announcing the expiration of the “window-shop” period provided for in the Agreement and Plan of Merger with Eldorado Resorts, Inc. (“Parent”), Delta Merger Sub, Inc. (“Merger Sub”), and GLP Capital, L.P., a subsidiary of Gaming and Leisure Properties, Inc. (“GLP”), dated April 15, 2018 (the “Merger Agreement”). The Company did not receive any proposals or requests for information from third parties during the “window-shop” period. The press release also announced that the Company received the required approval of the transaction by its stockholders, which was effected through the written consent of American Entertainment Properties Inc., a significant stockholder of the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement under U.S. Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K and Exhibit 99.1 hereto contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that involve substantial known and unknown risks and uncertainties.  In some situations, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential” and similar expressions intended to identify forward-looking statements.  Such statements include, but are not limited to, statements regarding the Company’s planned merger and real estate sale, including the anticipated timing thereof. You should consider these statements carefully because they discuss our plans regarding the merger and real estate purchase, and our strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements are subject to certain risks, uncertainties, and assumptions, including, but not limited to, the requirement to satisfy closing conditions to the merger and real estate purchase, including, but not limited to, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; the receipt of governmental approvals relating to the conduct of gaming operations; the outcome of any legal proceedings that may be instituted against the Company or others related to the transaction; the ability to retain certain key employees of the Company; and the risks identified and discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2018, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018, filed with the SEC on May 2, 2018, and the other documents that the Company files with the SEC from time to time. There will be events in the future, however, that the Company is not able to predict accurately or control. The Company’s actual results may differ materially from the expectations that the Company describes in its forward-looking statements. Factors or events that could cause the Company’s actual results to materially differ may emerge from time to time, and it is not possible for the Company to accurately predict all of them. Any forward-looking statement made by the Company in this Current Report on Form 8-K and Exhibit 99.1 hereto speaks only as of the date on which the Company makes it. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation in the merger (the “Merger”) and the proposed sale by the Company of the real property assets held by its subsidiaries, other than the Company’s operations and subsidiaries located in Aruba, to GLP (the “Real Estate Purchase”).  The Real Estate Purchase will be made pursuant to a Real Estate Purchase Agreement (the “Real Estate Purchase Agreement”) with GLP. The Company will prepare an information statement for its stockholders containing the information with respect to the Merger and the Real Estate Purchase specified in Schedule 14C promulgated under the Exchange Act, and describing the proposed Merger and the proposed Real Estate Purchase. When completed, a definitive information statement will be mailed to the Company’s stockholders. Investors are urged to carefully read the information statement regarding the proposed Merger and the proposed Real Estate Purchase and any other relevant documents in their entirety when they become available because they will contain important information about the proposed Merger and the proposed Real Estate Purchase. You may obtain copies of all documents filed with the SEC regarding the Real Estate Purchase Agreement, the Merger Agreement, the Real Estate Purchase and the Merger, free of charge, at the SEC’s website, http://www.sec.gov, or from the Company by directing a request by mail to the Company at 8345 W. Sunset Road, Suite 300, Las Vegas, Nevada 89113, Attention: Corporate Secretary.

Item 9.01                                           Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Tropicana Entertainment Inc. dated May 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2018

TROPICANA ENTERTAINMENT INC.

	By:	/s/ Theresa Glebocki
	Name:	Theresa Glebocki
	Title:	Executive Vice President, Chief Financial Officer and Treasurer